Exhibit 10.46

GUARANTY OF RECOURSE OBLIGATIONS

This GUARANTY OF RECOURSE OBLIGATIONS dated as of the 11th day of May, 2016 (this “Guaranty”) made by Clipper Realty Inc., a Maryland corporation, with a principal place of business at 4611 12th Avenue, Suite 1L, Brooklyn, New York 11219 (“Guarantor”), to and in favor of New York Community Bank, a New York banking corporation, with a place of business at NYCB Plaza, 102 Duffy Avenue - 3rd Floor, Hicksville, New York 11801 (“Lender”).

In consideration of Lender providing credit to Borrower, each Guarantor hereby agrees as follows:

Section 1. Definitions. As used in this Guaranty, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Borrower” means 141 Livingston Owner LLC, a Delaware limited liability company.

“Borrower Obligations” means any and all present and future liabilities, duties and obligations of Borrower to Lender under any and all of the Loan Documents.

“Governmental Authority” means any nation or national government including the federal government of the United States of America, any state or state government, any municipality or municipal government, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any other subdivision, council, department, branch or agency of any of the foregoing and any court, judge, administrator or tribunal exercising judicial or administrative functions.

“Guaranteed Obligations” means all amounts for which Borrower is personally liable under Section 9 of the Loan Note.

“Laws” means any present or future domestic or foreign, national, federal, state, provincial, local or municipal statute, law, rule, regulation, ordinance, order, code, decree, policy, requirement or rule of common law, now or hereafter in effect, in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, decree (including a consent decree or consent order), judgment or agreement with a Governmental Authority, and all permits, licenses, approvals and authorizations issued by a Governmental Authority, and including parking, zoning, building, subdivision and land use Laws.

“Lender” means New York Community Bank, a New York banking corporation.

“Loan” means the loan in the original principal sum of $79,500,000.00 made by Lender to Borrower as of the date of this Guaranty and evidenced by the Loan Note and other Loan Documents, and all other amounts due, to come due or that may come due under the Loan Documents.

Guaranty	CD Form 172	Page 1
Loan No. 110686537	04-09-11
File No. 123-33001

“Loan Documents” means the Loan Note, the Mortgage, and each other document or agreement entered into pursuant to, or in connection with, the Loan Note or the Mortgage.

“Loan Note” means the Amended and Restated Mortgage Note in the original principal balance of $79,500,000.00, dated as of the date of this Guaranty made by Borrower and payable to Lender.

“Losses” means any and all losses, damages, liability, costs and expenses incurred by Lender in respect of or as a result of any or all claims, suits, liabilities (including strict liabilities), actions, demands, proceedings, enforcements, obligations, debts, damages (including punitive and consequential), fines, trials, penalties, charges, diminution of value, injury to a person, property or natural resources, fees (including attorney’s fees and all fees of any experts and other costs of defense or prosecutions or otherwise related thereto), judgments, accounts, orders, adjudications, awards, liens, injunctive relief, causes of action or amounts paid in settlement of whatever kind or nature.

“Material Adverse Change” means either (1) a material adverse change in the status of a Person’s assets, liabilities, financial condition or property or (2) any event or occurrence of whatever nature which does or is reasonably likely to have a material adverse effect on the ability of a Person to perform such Person’s obligations.

“Mortgage” means the Consolidation, Modification and Extension Agreement, Assignment of Leases and Rents, and Security Agreement, to secure the Loan Note, dated as of the date of this Guaranty and given by Borrower to Lender.

“Person” means an individual, partnership (including a limited liability partnership and a general partnership), corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature whatsoever, including Lender.

“Property” means the Mortgaged Property as defined in the Mortgage.

“Property Owner” means the Borrower or any subsequent owner of the Property.

Unless otherwise specified in this Guaranty, terms defined in the Mortgage which are used in this Guaranty will have the same meaning when used in this Guaranty. Guarantor acknowledges that Guarantor has received a copy of this Guaranty and the Loan Note, Mortgage and other Loan Documents.

Guaranty	CD Form 172	Page 2
Loan No. 110686537	04-09-11
File No. 123-33001

Section 2. Rules of Interpretation. When used in this Guaranty: (1) “or” is not exclusive, (2) any pronouns used shall include the corresponding masculine, feminine or neuter form, (3) the singular form of nouns and pronouns shall include the plural and vice versa and terms defined in the singular have the same meaning when used in the plural and vice versa, (4) a reference to a Law includes any present or future amendment or modification to such Law, (5) a reference to an agreement, instrument or document includes any present or future amendment or modification of such agreement, instrument or document, to the extent and provided that such amendment or modification is permitted by such agreement, instrument or document and is permitted under the Loan Documents and (6) the word “including” means “including, but not limited to,”.

Section 3. Guaranty.

(a)      Guarantor hereby guarantees to Lender and its successors, endorsees, transferees and assigns the prompt and complete payment, as and when due and payable (whether at stated maturity or by required prepayment, acceleration, demand or otherwise), of (1) all of the Guaranteed Obligations and (2) all fees, costs and expenses of enforcement of this Guaranty against Guarantor.

(b)      Guarantor acknowledges that, notwithstanding any other provision of this Guaranty or any of the Loan Documents to the contrary (including any non-recourse provision under the Loan Documents), the obligations of Guarantor under this Guaranty are irrevocable, unlimited, joint and several personal obligations of each and every Guarantor, whether or not secured by the Mortgage or otherwise. Guarantor acknowledges that Lender would not make the Loan but for the personal liability undertaken hereunder by Guarantor.

(c)      The obligation of Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render the obligation of Guarantor under this Guaranty subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable Law.

Section 4. Payments.

(a)      Any payment by any Guarantor hereunder shall be made within ten (10) calendar days after written demand for such payment is made by Lender. If any Guarantor fails to make payment of any amount required to be paid by such Guarantor under this Guaranty when payment is due, interest shall accrue on the amount of the payment from and after the due date until payment is paid to Lender at the lesser of (1) 20.00% per annum or (2) the maximum amount permitted under applicable Law.

(b)      All payments provided for hereunder shall be made to Lender at its offices in accordance with Section 15, below, entitled “Notices” in lawful money of the United States of America, in immediately available funds, and without defense, reservation, setoff or counterclaim of any nature.

Guaranty	CD Form 172	Page 3
Loan No. 110686537	04-09-11
File No. 123-33001

Section 5. Type of Guaranty/Continuity of Guaranty/Reinstatement of Guaranty.

(a)      This Guaranty is absolute and unconditional and as such is not subject to any conditions and Guarantor is fully liable to perform all of its duties and obligations under this Guaranty as of the date of execution of this Guaranty. This Guaranty is a continuing guaranty. In addition, this Guaranty shall remain in full force and effect even if at any time there are no outstanding Guaranteed Obligations or Borrower Obligations. This Guaranty is a guaranty of payment and not of collection. The obligations and liabilities of Guarantor under this Guaranty shall not be conditioned or contingent upon the pursuit by Lender of any other right or remedy, including (a) a right or remedy against (i) Borrower or any other Person (including any Guarantor) which may be or become liable in respect of all or any part of the Guaranteed Obligations or Borrower Obligations or (ii) any assets securing the payment of the Guaranteed Obligations or Borrower Obligations, (b) any other guarantee for such Guaranteed Obligations or Borrower Obligations or (c) any right of setoff with respect to such Guaranteed Obligations or Borrower Obligations.

(b)      This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations or Borrower Obligations are rescinded or must otherwise be returned by Lender for any reason, including upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Borrower, all as though such payment had not been made.

(c)      Guarantor hereby consents that, without the necessity of any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Guaranteed Obligations made by Lender may be rescinded at any time by Lender and any and all of such Guaranteed Obligations shall continue after such rescission.

Section 6. Survival. Notwithstanding anything to the contrary contained in this Guaranty or in the Loan Documents, this Guaranty shall continue in full force and effect after the foreclosure or conveyance in-lieu-of foreclosure of all or any part of the Property, any other conveyance or transfer of the Property or the exercise by Lender of any of the remedies available under any of the Loan Documents, at law, in equity or otherwise, with respect to any of the Borrower Obligations, whether incurred prior to or subsequent to such sale or conveyance. WITHOUT IN ANY WAY LIMITING THE ABOVE, IT IS EXPRESSLY UNDERSTOOD THAT GUARANTOR’S DUTY(IES) AND OBLIGATIONS HEREUNDER TO LENDER SHALL SURVIVE ANY JUDICIAL OR NON- JUDICIAL FORECLOSURE OF THE MORTGAGE OR TRANSFER OF THE PROPERTY IN LIEU THEREOF.

Section 7. Representations.

At the time of execution of this Guaranty, Guarantor represents and warrants to Lender as follows:

Guaranty	CD Form 172	Page 4
Loan No. 110686537	04-09-11
File No. 123-33001

7.1      No Contravention. The execution, delivery and performance by Guarantor of this Guaranty do not and will not (a) violate any provision of any Law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to Guarantor, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Guarantor is a party or by which Guarantor or its properties may be bound or affected, or (c) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by Guarantor.

7.2      Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Guarantor of this Guaranty.

7.3      Legally Enforceable Guaranty. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency, and other similar Laws affecting creditors’ rights generally, or (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

Section 8. Waiver of Notices. Guarantor hereby waives the following notices (1) notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty, (2) notice of the incurrence of any Borrower Obligations or any modification thereof, including any renewal, extension, modification, consolidation, advance, increase, assumption, subordination, participation, assignment or accrual of any Borrower Obligations, (3) notice of any actions taken by Lender or Borrower or any other Person under any of the Loan Documents, and (4) notices of nonpayment or nonperformance, protest, notice of protest, notice of demand, notice of presentment and notice of dishonor.

Section 9. Waiver of Defenses.

(a)        Guarantor hereby waives any defense to the performance by Guarantor of its duties and obligations under this Guaranty based on any of the following:

9.1 any failure of Lender to disclose to Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any party obligated to make payment on any or all of the Borrower Obligations, whether as principal, guarantor or indemnitor, now or hereafter known to Lender, including any information relating to Borrower, the Property or any other circumstances bearing on Borrower’s ability to perform the Borrower Obligations,

Guaranty	CD Form 172	Page 5
Loan No. 110686537	04-09-11
File No. 123-33001

9.2      any defense to the payment of any or all the Borrower Obligations based upon illegality, lack of validity or enforceability of any of the Borrower Obligations or any Loan Documents,

9.3      any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Borrower Obligations, or any other amendment or waiver of or consent to any departure from or any modification to any Loan Document,

9.4      any exchange or release of, or non-perfection of any security interest on or in any assets securing the payment of the Borrower Obligations,

9.5      any failure to execute any other guaranty for all or any part of the Borrower Obligations, or any release, amendment or waiver of, or consent to any departure from, any other guaranty for any or all of the Borrower Obligations, or the release of any obligor in respect of the Borrower Obligations,

9.6      any act or omission of Lender in connection with the enforcement of, or the exercise of rights and remedies other than Lender’s gross negligence or willful default, including any election of, or the order of exercising, any remedies with respect to (a) the Borrower Obligations, (b) any other guarantor of all or any part of the Borrower Obligations or (c) any assets securing the payment of the Borrower Obligations,

9.7      any failure to give or provide any notices, demands or protests of any kind including those specified under “Waiver of Notices” (Section 8),

9.8      the defense of the statute of limitation in any action under this Guaranty or for the collection or the performance of the Guaranteed Obligations or the Borrower Obligations,

9.9      any subordination of any or all of the Borrower Obligations,

9.10    any manner of application of any funds received by Lender to Borrower Obligations or any other obligations owed to Lender, whether from the sale or disposition of any assets securing the Borrower Obligations, from another guarantor of the Borrower Obligations or otherwise,

9.11    any defense that may arise by reason of (a) the incapacity, lack of authority, death or disability of any Guarantor, or any other Person, (b) the revocation or repudiation of this Guaranty by any Guarantor, or the revocation or repudiation of any of the Loan Documents by any other Person, (c) the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of any Guarantor or any other Person,

9.12    any sale or transfer of all or any part of the Property,

Guaranty	CD Form 172	Page 6
Loan No. 110686537	04-09-11
File No. 123-33001

9.13    all homestead exemption rights against the obligations under this Guaranty;

9.14    any statute or rule of Law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

9.15    Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code or any successor statute;

9.16    any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; and

9.17    any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender.

(b)      Guarantor further waives any and all rights and defenses that any Guarantor may have because the Borrower Obligations may be secured by real property; this means, among other things, that: (1) Lender may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from any Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed or limited any right any Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses that any Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon subrogation, reimbursement, indemnification and contribution. In addition, Guarantor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Loan Documents shall similarly operate to toll the statute of limitations applicable to the Guarantor’s liability hereunder. Guarantor understands that Guarantor’s duties, obligations and liabilities under this Guaranty are not limited in any way by any information (whether obtained from Borrower, from any Guarantor, or from Lender’s own investigations) which Lender may have concerning the Property.

(c)      Guarantor waives any right to, and agrees not to, assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Lender.

(d)      Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of any and all defenses set forth in Section 9(a) , and (c) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the aforementioned benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that it makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

Guaranty	CD Form 172	Page 7
Loan No. 110686537	04-09-11
File No. 123-33001

Section 10. Subrogation. Guarantor may not exercise any rights which Guarantor may acquire by way of subrogation or contribution, whether acquired by any payment made under this Guaranty, by any setoff or application of funds of Borrower, by Lender or otherwise, until (1) the payment in full of the Borrower Obligations and (2) the payment of all fees and expenses to be paid by Guarantor pursuant to this Guaranty. If any amount shall be paid to Guarantor on account of such subrogation or contribution rights at any time when all of the Borrower Obligations and all such other expenses shall not have been paid in full such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be credited and applied in whole or in part by Lender against the Borrower Obligations, whether matured or unmatured, and all such other costs, fees, charges, expenses or other amounts due under and in accordance with the terms of the Loan Documents.

Section 11. Reporting Requirements. Guarantor will provide immediate notice to Lender if (1) any representation and warranty included in this Guaranty would no longer be true if made on such date or (2) there is a Material Adverse Change regarding Guarantor. Guarantor shall furnish to Lender from time to time such information regarding Guarantor as Lender may reasonably request including any documentation or reports relating to any Guarantor which Borrower is required to furnish to Lender under any of the Loan Documents, it being understood, however, that to the extent any such documentation or reports had been previously submitted to and accepted by Lender, each Indemnitor shall be deemed to be in full compliance with the provisions of this section if such Indemnitor provides such additional documentation and/or reports in the same format as previously accepted.

Section 12. Remedies. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies under this Guaranty or otherwise. A waiver by Lender of any right or remedy hereunder on any one occasion, shall not be construed as a ban or waiver of any such right or remedy which Lender would have had on any future occasion, nor shall Lender be liable for exercising or failing to exercise any such right or remedy. The rights and remedies of Lender under this Guaranty are cumulative and, as such, are in addition to any other rights and remedies available to Lender under Law or any other agreements.

Section 13. Indemnity and Expenses. Guarantor hereby indemnifies Lender from and against any and all claims, Losses, damages and liabilities growing out of, in connection with, arising under or resulting from this Guaranty (including enforcement of this Guaranty), except claims, losses, damages or liabilities resulting from Lender’s gross negligence and willful misconduct.

Guaranty	CD Form 172	Page 8
Loan No. 110686537	04-09-11
File No. 123-33001

The obligations of Guarantor under this Guaranty shall specifically include, without limitation, the obligation to expend Guarantor’s own funds, to incur costs in Guarantor’s own name(s) and to perform all actions as may be necessary to protect the Lender from the necessity of expending Lender’s own funds, incurring costs or performing any actions in connection with the matters for which Lender is entitled to collect or to be paid or be reimbursed pursuant to this Guaranty, and, if Lender nonetheless expends its own funds or incurs any such cost or expense, to pay or reimburse Lender therefor.

Section 14. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor from this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement thereof is sought, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Notices. Notice to any party shall be made in writing, and shall be served by (a) personal delivery to the recipient, (b) United States Postal Service-certified mail-retum receipt requested (postage prepaid) or (c) reliable overnight public express mail service that keeps a record of its deliveries (for next business day delivery), and sent to the addresses set forth below:

If to Borrower:

141 Livingston Owner LLC
4611 12th Avenue, Suite 1L
Brooklyn, New York 11219
Attn: David Bistricer

If to Guarantor:

Clipper Realty Inc.
4611 12th Avenue, Suite 1L
Brooklyn, New York 11219
Attn: David Bistricer

With a copy to:

Josh Graff, Esq.
Sukenik, Segal & Graff, P.C.
450 Seventh Avenue, 42nd Floor
New York, N.Y. 10123

Guaranty	CD Form 172	Page 9
Loan No. 110686537	04-09-11
File No. 123-33001

If to Lender:

New York Community Bank
NYCB Plaza, 102 Duffy Avenue - 3rd Floor
Hicksville, New York 11801

Loan Servicing – LN # 110686537or such other address as may hereafter be furnished to the other party by like notice.

Any such notice shall be deemed to have been given (a), if by personal delivery, on the day of delivery, (b), if sent via United States Postal Service, on the fifth day following posting of same with a United States Post Office and (c), if sent by overnight public express mail, on the next business day.

Section 16. Assignment and Transfer of Obligations. This Guaranty will bind the estate of Guarantor as to all Guaranteed Obligations in existence, created or incurred both before and after the death or incapacity of Guarantor, whether or not Lender receives notice of such death or incapacity. This Guaranty shall inure to the benefit of Lender and its successors, transferees and assigns. Guarantor may not transfer or assign its obligations under this Guaranty. Lender may assign or otherwise transfer all or a portion of its rights or obligations with respect to the Guaranteed Obligations to any other party to whom the Loan is transferred, and such other party shall then become vested with all the benefits in respect of such transferred Guaranteed Obligations granted to Lender in this Guaranty or otherwise. Guarantor agrees that Lender can provide information regarding Guarantor to any prospective or actual successor, transferee or assign.

Section 17. Setoff. Guarantor agrees that, in addition to, and without limiting, any right of setoff, banker’s lien or counterclaim Lender may otherwise have, Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Guarantor, at any of the offices of Lender, in Dollars or any other currency, against any amount due and payable by Guarantor to Lender under this Guaranty which is not paid when due (regardless of whether such balances are then due to Guarantor), in which case Lender shall promptly notify Guarantor, provided that Lender’s failure to give such notice shall not affect the validity of such offset.

Section 18. Submission to Jurisdiction. Guarantor hereby irrevocably submits to the jurisdiction of any federal or state court sitting in the county in which the Property is located over any action or proceeding arising out of or related to this Guaranty and agrees with Lender that personal jurisdiction over Guarantor rests with such courts for purposes of any action on or related to this Guaranty. Guarantor hereby waives personal service by manual delivery or in-hand delivery and agrees that service of process may be made by means of notice given accordance with Section 15 of this Guaranty, and that upon the giving of such notice in accordance with Section 15 hereof, such service will be effective as if such Guarantor was personally served. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by Law. Guarantor further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Guarantor agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

Guaranty	CD Form 172	Page 10
Loan No. 110686537	04-09-11
File No. 123-33001

Section 19. Governing Law. This Guaranty shall be governed by and construed in accordance with the Laws of the State in which the Property is located.

Section 20. Subordination. Guarantor will not until Loan has been paid in full (1) make any demand for payment of, or take any action to accelerate, any obligation owed to Guarantor by Borrower, (2) seek to collect payment of, or enforce any right or remedies against Borrower, any of the obligations owed to Guarantor by Borrower or any guarantees, credit supports, collateral or other security related to or supporting any of such obligations, or (3) commence, or join with any other creditor in commencing, any bankruptcy or similar proceeding against Borrower. Guarantor also agrees that the payment of all obligations of Borrower to Guarantor shall be subordinate and junior in time and right of payment in accordance with the terms of this Section to the prior payment in full (in cash) of the Borrower Obligations. In furtherance of such subordination, (1) to the extent possible, Guarantor will not take or receive from Borrower any payments, in cash or any other property, by setoff or any other means, of any or all of the obligations owed to Guarantor by Borrower, or purchase, redeem, or otherwise acquire any of such obligations, or change the terms or provisions of any such obligations and (2) if for any reason and under any circumstance Guarantor receives a payment on such obligation, whether in a bankruptcy or similar proceeding or otherwise, all such payments or distributions upon or with respect to such obligations shall be received in trust for the benefit of Lender, shall be segregated from other funds and property held by Guarantor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Borrower Obligations.

Section 21. Miscellaneous. This Guaranty is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement previously, contemporaneously or hereafter executed by Guarantor or any other party or by Law or otherwise. If any provision of this Guaranty is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Guaranty. Titles in this Guaranty are for convenience of reference only and shall not affect the interpretation or construction of this Guaranty. This Guaranty constitutes the entire agreement between Guarantor and Lender with respect to the matters covered by this Guaranty and supercedes all written or oral agreements with respect to such matters.

Section 22. Further Assurances. At any time and from time to time, upon Lender’s prior written request, Guarantor shall make, execute and deliver, or cause to be made, executed and delivered, to Lender and where appropriate shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and refiled at such time and in such offices and places as shall be deemed necessary and appropriate by Lender in order to effectuate, or to continue and preserve the obligations of such Guarantor under this Guaranty, such documents or instruments as Lender may request. Lender may make, execute, record, file, re-record or refile any and all such documents or instruments for and in the name of such Guarantor, and such Guarantor hereby irrevocably appoints (which appointment is coupled with an interest with full power of substitution) Lender, the agent and attorney-in-fact of such Guarantor to do so, and such Guarantor shall reimburse Lender, on demand, for all costs and expenses (including attorneys’ fees and expenses) incurred by Lender in connection therewith.

Guaranty	CD Form 172	Page 11
Loan No. 110686537	04-09-11
File No. 123-33001

Section 23. Duplicate Originals. This Guaranty may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. A copy of this Guaranty bearing a facsimile or photocopied signature or a signature transmitted by email, scan or other digital or electronic means shall have the same force and effect as one with an original ink signature of the Guarantor.

Section 24. WAIVER OF TRIAL BY JURY. GUARANTOR AND LENDER (A) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

Section 25. RPAPL Sec. 1371. Guarantor hereby (a) waives, to the fullest extent permitted by Law, any benefits or protections of Real Property Actions and Proceedings Law section 1371 (3) of the State of New York and any other similar provision of Law and (b) agrees that any right of Lender to collect hereunder shall be in addition to any right of Lender to obtain a deficiency judgment against Borrower.

THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.

Guaranty	CD Form 172	Page 12
Loan No. 110686537	04-09-11
File No. 123-33001

IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty and it shall be effective as of the date of this Guaranty.

Clipper Realty Inc., a Maryland corporation

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	President

State of New York	)
: ss.:
County of New York	)

On the 11th day of May, 2016, before me, the undersigned, personally appeared David Bistricer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signatures on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mark Faham
Notary Public

MARK FAHAM
Notary Public, State of NewYork
No. 01FA6101480
Qualified In Kings County
Commission Expires November 17, 2019

Guaranty	CD Form 172	Page 13
Loan No. 110686537	04-09-11
File No. 123-33001